SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

MANAGERS TRUST II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 26, 2007

AT 10:00 A.M.

To Shareholders of the Managers Mid-Cap Fund and the Managers Balanced Fund:

On February 26, 2007, Managers Trust II will commence a special meeting and any adjournment thereof (the “Meeting”) of the shareholders of Managers Mid-Cap Fund and Managers Balanced Fund (the “Funds”) at the offices of Managers Investment Group LLC (the “Manager”), 800 Connecticut Avenue, Norwalk, Connecticut 06854. The Meeting will begin at 10:00 A.M. Eastern Time.

The Meeting will be held to consider proposals to approve a subadvisory agreement between the Manager and Chicago Equity Partners, LLC with respect to the Funds. The Meeting may also consider any other business as may be properly presented before it.

Only those shareholders that owned shares in the Funds at the close of business on December 29, 2006, the record date with respect to the Meeting, can vote at the Meeting or any adjournments thereof.

Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, reminding you to vote your shares.

By Order of the Board of Trustees,

/s/ Christine C. Carsman
Christine C. Carsman Secretary

Norwalk, Connecticut

January 8, 2007

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name of the proxy card. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	(1) ABC Corp. John Doe, Treasurer

(2) ABC Corp. c/o John Doe, Treasurer	(2) John Doe, Treasurer

(3) ABC Corp. Profit Sharing Plan	(3) John Doe, Trustee

Trust Accounts
(1) ABC Trust	(1) Jane Doe, Trustee

(2) Jane Doe, Trustee u/t/d 12/28/78	(2) Jane Doe

Custodial Accounts
(1) John Smith, Custodian f/b/o John Smith, Jr. UGMA	(1) John Smith

(2) John Smith, Jr.	(2) John Smith, Jr., Executor

Managers Mid-Cap Fund

Managers Balanced Fund

800 Connecticut Avenue

Norwalk, Connecticut 06854

800-835-3879

www.managersinvest.com

PROXY STATEMENT

FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 26, 2007

Introduction

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Managers Trust II (the “Trust”), for use at a special meeting and any adjournment thereof (the “Meeting”) of the shareholders of the Managers Mid-Cap Fund (the “Mid-Cap Fund”) and the Managers Balanced Fund (the “Balanced Fund” and, together with the Mid-Cap Fund, the “Funds”) to be held at the offices of Managers Investment Group LLC (the “Manager”), 800 Connecticut Avenue, Norwalk Connecticut, and commencing on February 26, 2007 at 10:00 A.M. Eastern Time.

The Trust is currently comprised of six mutual funds, but only the Mid-Cap Fund and the Balanced Fund are the subject of this proxy statement. The Trust is a registered management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Massachusetts business trust. The Manager is an indirect wholly-owned subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 600 Hale Street, Prides Crossing, MA 01965. The Manager serves as investment manager of the Funds and is responsible for the Funds’ overall administration and management. Managers Distributors, Inc., a wholly-owned subsidiary of the Manager, serves as the Funds’ distributor.

The principal executive offices of the Trust are located at 800 Connecticut Avenue, Norwalk, Connecticut 06854. The enclosed proxy and this proxy statement are being sent to shareholders on or about January 8, 2007.

On December 22, 2006, AMG, the parent company of the Manager, acquired a majority equity interest in Chicago Equity Partners, LLC (“CEP”), which currently serves as the Subadvisor to the Funds (the “Acquisition”). The Board of the Trust was informed that the Acquisition might be deemed a change of control of CEP. A change of control of CEP would be an assignment of the Funds’ subadvisory agreements with CEP, which would terminate the subadvisory agreements in accordance with their terms and the 1940 Act. At a meeting on

December 8, 2006, the Board of the Trust approved on behalf of the Funds the continuation of CEP as the Subadvisor to each Fund. Accordingly, the Board approved interim subadvisory agreements with CEP pursuant to which CEP now serves as Subadvisor to each Fund, responsible for management of each Fund’s portfolio. The Board also approved a new subadvisory agreement with CEP with respect to the Funds, and the submission of the new subadvisory agreement to Fund shareholders for approval.

The table below summarizes the right of Fund shareholders to vote with respect to the matters to come before the Special Meeting.

	Proposal 1 – Approval of new subadvisory agreement between the Mid-Cap Fund and CEP	Proposal 2 –Proposal of new subadvisory agreement between the Balanced Fund and CEP
Managers Mid-Cap Fund	X
Managers Balanced Fund		X

Upon approval by the shareholders of each Fund of the Proposals, CEP will continue to serve as Subadvisor to each Fund under the terms of new subadvisory agreement; in addition, it is anticipated that the Mid-Cap Fund will be renamed Managers AMG Chicago Equity Partners Mid-Cap Fund and the Balanced Fund will be renamed Managers AMG Chicago Equity Partners Balanced Fund.

All properly executed proxy cards received prior to the Meeting will be voted at the Meeting in accordance with the marked instructions. Unless instructions are marked to the contrary, shares represented by the proxies will be voted FOR the proposal. A shareholder may revoke his or her proxy card(s) at any time prior to the Meeting by (i) sending written notice of revocation to the Secretary of the Trust, (ii) executing and returning a subsequent proxy, (iii) submitting a subsequent telephone vote or (iv) submitting a subsequent internet vote. A shareholder may also revoke his or her proxy card by being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting. The persons designated as proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting. The Board is not currently aware of any other matters to come before the Meeting.

Holders of record of the shares of the Funds at the close of business on December 29, 2006 (the “Record Date”), as to any matter on which they are entitled to vote, will be entitled to one vote per share and a fractional vote on each fractional share on all business presented at the Meeting.

Under the Bylaws of the Trust, a proxy with respect to shares held by two or more persons (whether as joint tenants, co-fiduciaries or otherwise) will be valid if executed or otherwise given by or on behalf of any one of them, but if more than one of them is present at the Meeting in person or by proxy, and such joint owners or their proxies disagree as to any vote to be cast, the vote will not be received with respect to that share.

A quorum of shareholders must be present or represented by proxy at the Meeting to transact business. For these purposes, a quorum is a majority of the shares of each Fund entitled to vote on the Record Date. If (i) a quorum is not present at the Meeting, (ii) a quorum is present, but sufficient votes to approve one or both of the Proposals are not received by the time scheduled for the Meeting, or (iii) the persons named as proxies judge that is advisable to defer action on one or both of the Proposals, then the persons named as proxies may propose one or more adjournments of the Meeting (including adjournments with respect to a Proposal not having received sufficient votes in favor of approval) to permit further solicitation of proxies. A Proposal that has received sufficient votes in favor of approval at the time scheduled for the Meeting will be considered approved at such time and will not be considered at any such adjourned meeting. Any such adjournment will require the affirmative vote of a majority of the votes cast in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournments those proxies that they are entitled to vote in favor of a Proposal. They will vote against any such adjournments those proxies required to be voted against a Proposal. Abstentions and “broker non-votes” will not be counted as having been voted for or against any such adjournment. The costs of preparing, printing and mailing the enclosed proxy card and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or facsimile (including with respect to any adjourned meeting) will be paid by AMG and not the Funds. At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting as originally called.

Abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees which cannot be voted on the proposal because the beneficial owners have not given instructions) will be considered to be shares present at the Meeting, but will not be counted as having been voted on the matter in question. Accordingly, assuming that a quorum would otherwise be present, abstentions and broker non-votes will have the effect of a negative vote.

Shareholders can vote in any of four ways:

(1)	Through the Internet, by going to the website listed on your proxy card;

(2)	By telephone, with a toll-free call to the number listed on your proxy card;

(3)	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

(4)	In person, by attending the Meeting.

Information About CEP

The following is a description of CEP, which is based solely on information provided to the Trust by CEP.

CEP has served as Subadvisor to the Mid-Cap Fund and as Subadvisor with respect to the equity portion of the Balanced Fund since December 2000. CEP has served as Subadvisor with respect to the fixed income portion of the Balanced Fund since December 21, 2006; prior to that time, Loomis, Sayles & Company, L.P. (“Loomis”) served as Subadvisor to the fixed income portion of the Balanced Fund. CEP, located at 180 N. LaSalle Street, Suite 3800, Chicago, Illinois 60601, is an investment management firm with approximately $11.352 billion in assets under management as of September 30, 2006.

The name and principal occupation of the principal executive officers and managers of CEP are set forth below. The address of each is that of CEP.

Name	Position

James Miller	Chairman, Manager

David Coughenour	Chief Investment Officer – Equity, Manager

James DeZellar	Managing Director – Client Service

Keith Gustafson	Managing Director – Quantitative Analysis

Robert Kramer	Managing Director – Research, Trading and Technology, Manager

David Johnsen	Managing Director – Fundamental Research, Manager

Patrick Lynch	President, Manager

Patrick Morris	Managing Director – Trading

As a result of the Acquisition, CEP will be an indirect, majority-owned subsidiary of AMG. Following the Acquisition, the management of CEP will continue to hold a substantial portion of the equity in the business and continue to direct its day-to-day operations. AMG is the indirect parent company of the Manager. CEP has served as a Subadvisor to the Mid-Cap Fund and Balanced Fund since 2000.

CEP acts as a subadviser to two other funds whose investment objectives are similar to the Mid-Cap Fund’s, as shown in the table below.

Name of Fund	Investment Objective/ Investment Style	Size of Fund as of 9/30/06	Fee		Fee Waivers and Reimbursements
40/86 Series Trust – Equity Portfolio	Seeks to provide a high total return consistent with preservation of capital and a prudent level of risk	$164.3 million	0.30%		None
Pacific Capital Fund – Mid Cap Fund	Long-term capital appreciation	$56.9 million	0.20	%*	None

*	Pricing is based on a relationship that includes other subadvisory services and the sale of research products.

CEP acts as a subadviser to no other fund whose investment objectives are similar to the Balanced Fund’s.

PROPOSAL 1: TO APPROVE THE SUBADVISORY AGREEMENT BETWEEN THE

MANAGER AND CEP WITH RESPECT TO MANAGERS MID-CAP FUND

PROPOSAL 2: TO APPROVE THE SUBADVISORY AGREEMENT BETWEEN THE

MANAGER AND CEP WITH RESPECT TO MANAGERS BALANCED FUND

Background

At the Meeting, the shareholders of the Mid-Cap Fund will consider the approval of a new subadvisory agreement between the Manager and CEP with respect to the Mid-Cap Fund and the shareholders of the Balanced Fund will consider the approval of a new subadvisory agreement between the Manager and CEP with respect to the Balanced Fund (the “New Subadvisory Agreements”). The proposals relate to a transaction in which AMG, the indirect parent company of the Manager, acquired a majority equity interest in CEP. CEP served as a Subadvisor to each Fund prior to the termination of the Funds’ former subadvisory agreements and currently serves as a Subadvisor to the Funds on an interim basis as permitted by Rule 15a-4 under the 1940 Act. A form of the proposed New Subadvisory Agreement is attached as Exhibit A. In addition, it is anticipated that upon approval by the shareholders of each Fund of the New Subadvisory Agreement, the Mid-Cap Fund will be renamed Managers AMG Chicago Equity Partners Mid-Cap Fund and the Balanced Fund will be renamed Managers AMG Chicago Equity Partners Balanced Fund. In accordance with 1940 Act requirements, for a period of three years after the date of the Acquisition, at least 75% of the Funds’ Board of Trustees will be independent of Managers and CEP, and no unfair burden will be placed on the Funds as a result of the Acquisition.

The Acquisition and the Interim Subadvisory Agreements

CEP currently serves as sole Subadvisor to the Mid-Cap Fund and the Balanced Fund and the Manager is currently responsible for asset allocation decisions for the Balanced Fund. Prior to the Acquisition, under the terms of the former subadvisory agreements between the Funds and CEP (the “Former Subadvisory Agreements”), CEP received a subadvisory fee equal to 0.30% of the Mid-Cap Fund’s average daily net assets and 0.30% of average daily net assets attributable to the equity portion of the Balanced Fund and 0.25% of average daily net assets attributable to the fixed income portion of the Balanced Fund.

As a result of the Acquisition, which may be deemed to be a change of control of CEP, the Former Subadvisory Agreements terminate in accordance with their terms as well as with the terms of the 1940 Act. The Board discussed the Acquisition and its impact upon the Funds at its meeting on December 8, 2006. The Board determined that, as a result of the Acquisition, it would be in Fund shareholders’ best interest to put in place interim subadvisory agreements with CEP with respect to each Fund (the “Interim Subadvisory Agreements”) in order to assure continuity in the subadvisory services provided to the Funds. Accordingly, the Board, including a majority of the Trustees who are not “interested persons” (as such term is defined in the 1940

Act) of the Trust (“Independent Trustees”), unanimously approved the adoption of the Interim Subadvisory Agreements, both effective as of December 21, 2006 for a term not to exceed 150 days, and, subject to shareholder approval, the adoption of the New Subadvisory Agreement. The terms of the Interim Subadvisory Agreements are the same, in all material respects (including with respect to subadvisory fees), as the terms of the Former Subadvisory Agreements.

Rule 15a-4 under the 1940 Act, and the Interim Subadvisory Agreements, provide that subadvisory fees due CEP since the effective date of the Interim Subadvisory Agreements are to be held in an interest-bearing escrow account. If the New Subadvisory Agreement is subsequently approved by shareholders of a Fund, CEP will continue as a Subadvisor to the Fund, and the escrowed funds, including interest, will be paid to CEP. If the New Subadvisory Agreement is not approved, CEP will be entitled to an amount equal to the lesser of (a) the costs of performing its services during the interim period plus interest and (b) the amount in the escrow account plus interest. In accordance with Rule 15a-4 under the 1940 Act, Mid-Cap Fund shareholders must approve the New Subadvisory Agreement and Balanced Fund shareholders must approve the New Subadvisory Agreement before May 20, 2007 in order for CEP to serve as a Subadvisor to the applicable Fund on an ongoing basis following that date.

Terms of the New Subadvisory Agreement

Services

Under the terms of the New Subadvisory Agreement, CEP will serve as a Subadvisor to the respective Fund. CEP will manage the composition of the assets of the Funds, including the purchase, retention and disposition of assets, in accordance with each Fund’s investment objectives, policies and restrictions. CEP will exercise voting authority with respect to proxies that the Funds are entitled to vote by virtue of their ownership of assets, provided that such voting authority is subject to review by the Manager and can be revoked by the Manager at any time upon notice to CEP. CEP will have authority and discretion to select brokers, dealers and futures commission merchants to execute portfolio transactions initiated by CEP and for the selection of the markets on or in which the transactions will be executed. As Subadvisor to the Funds, CEP will be required to provide information to the Manager with respect to its investment records and ledgers to assist the Manager and Trust in monitoring compliance with the relevant laws and regulations and will be required to provide information for other oversight purposes.

Compensation

Under an investment management agreement between the Trust and the Manager dated August 1, 2000 (the “Management Agreement”), the Funds pay the Manager a fee equal to 0.70% of each Fund’s average daily net assets. Under the Former Subadvisory Agreements, the Manager paid CEP a fee equal to 0.30% of the Mid-Cap Fund’s average daily net assets, a fee equal to 0.30% of the Balanced Fund’s daily net assets attributable to the equity portion of the Balanced Fund and a fee equal to 0.25% of the Balanced Fund’s average daily net assets attributable to the fixed income portion of the Balanced Fund. The Acquisition and the New Subadvisory Agreement do not affect the Management Agreement or the fees paid by each Fund thereunder. The New Subadvisory Agreement provides that the Manager will pay CEP a fee equal to 0.30% of the Mid-Cap Fund’s average daily net assets. Unlike the Balanced Fund’s Former Subadvisory Agreement, as amended, the New Subadvisory Agreement does not provide that the Manager will pay CEP differing fees depending on the asset class managed (i.e., equity and fixed income). Instead, the New Subadvisory Agreement provides that the Manager will pay CEP a fee equal to 0.28% of the Balanced Fund’s average daily net assets for all services performed by CEP, regardless of the asset class managed by CEP. In addition, CEP would be responsible for asset allocation decisions for the Balanced Fund.

For the fiscal year ended December 31, 2006, the Mid-Cap Fund paid the Manager $538,201 following fee waivers/reimbursements in the amount of $103,194 under the Management Agreement, and the Balanced Fund paid the Manager $31,637 following fee waivers/reimbursements in the amount of $128,408 under the Management Agreement. For the fiscal year ended December 31, 2006, the Manager paid CEP a fee of $274,883 under the Mid-Cap Fund’s Former Subadvisory Agreement, and the Manager paid CEP a fee of $48,668 under the Balanced Fund’s Former Subadvisory Agreement and paid Loomis $16,509. As discussed above, under the Balanced Fund’s Former Subadvisory Agreement, as amended December 8, 2006, the Manager paid CEP a fee equal to 0.30% of the Balanced Fund’s average daily net assets attributable to the equity portion of the Balanced Fund and 0.25% of the Balanced Fund’s average daily net assets attributable to the fixed income portion of the Balanced Fund. The table below shows the aggregate amount of the subadvisory fee the Manager would have paid CEP during the fiscal year ended December 31, 2006 had CEP managed the fixed income portion of the Balanced Fund previously managed by Loomis during the entire year pursuant to (i) the Balanced Fund’s Former Subadvisory Agreement (the “Former Fee Rate”), and (ii) pursuant to the New Balanced Subadvisory Agreement (the “Proposed Fee Rate”), as well as the difference between the two expressed as a percentage of the Former Fee Rate.

Former Fee Rate	Proposed Fee Rate	Difference Expressed as a % of the Former Fee Rate
$65,177	$64,018	(1.78%)

Comparison with terms of the Former Subadvisory Agreements

Other than as described above regarding the fee to be paid by the Manager to CEP with respect to the Balanced Fund under the New Subadvisory Agreement, the terms of the New Subadvisory Agreement are not materially different from the terms of the Former Subadvisory Agreements, except that the New Subadvisory Agreement clarifies that if either the Manager or CEP voluntarily waives its fees with respect to a Fund, or if the Manager agrees to pay or reimburse Fund expenses, the other party will waive an equal or pro rata amount of fees or pay or reimburse Fund expenses, as appropriate. The Former Subadvisory Agreements were last considered and approved by the Trustees on June 2, 2006.

Portfolio Managers

If shareholders approve the New Subadvisory Agreement, it is expected that each Fund’s current portfolio management team will continue to manage each Fund’s assets.

Board of Trustees Recommendation

At a meeting held on December 8, 2006, the Trustees, including a majority of the Independent Trustees of the Trust, unanimously voted to approve the New Subadvisory Agreement, and to present the New Subadvisory Agreement for shareholder approval at a special meeting to be held for such purpose. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of the New Subadvisory Agreement. In considering the New Subadvisory Agreement, the Trustees reviewed a variety of materials relating to the Funds, the Manager and CEP, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (the “Peer Group”). Noting that CEP currently serves as Subadvisor to the Funds, the Trustees reviewed performance information for the relevant benchmark index (the “Fund Benchmark”) and other information regarding the nature, extent and quality of services provided by CEP and took into account performance, fee and expense information regarding the Funds provided to them on a quarterly basis throughout the year under the Former Subadvisory Agreements. In addition, with respect to CEP’s new obligation to manage the fixed income portion of the Balanced Fund’s portfolio, the Trustees reviewed materials regarding the anticipated nature, extent and quality of services to be provided by CEP, including information relating to CEP’s personnel, including specific information provided regarding the experience of the individuals at CEP with portfolio management responsibility for the fixed income portion of the Balanced Fund’s portfolio, and the investment philosophy, strategies and techniques that are intended to be used in managing the Balanced Fund’s fixed income investments.

Prior to voting, the Independent Trustees (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the New Subadvisory Agreement; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services

The Trustees reviewed information relating to the Acquisition and the role of current CEP personnel under the New Subadvisory Agreement following the Acquisition and noted that the role of such personnel would be identical. The Trustees also reviewed information relating to CEP’s operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used historically in managing the Funds. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff and information regarding CEP’s organizational and management structure and brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at CEP with portfolio management responsibility for the Funds, including the information set forth in the Funds’ current prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by CEP in the past; (b) the qualifications and experience of CEP’s personnel; and (c) CEP’s compliance programs. In this regard, the Trustees observed that CEP has over 14 years of experience managing equity assets. The Trustees noted that CEP has served as a Subadvisor to each Fund with respect to equity investments for the previous 6 years and that the same personnel would continue to serve as portfolio managers to the Mid-Cap Fund and to the equity portion of the Balanced Fund. With respect to CEP’s assumption of responsibility for management of the Balanced Fund’s fixed income investments, the Trustees noted that CEP has been managing fixed income assets for institutional clients for over 10 years and that CEP’s fixed income team is comprised of 3 portfolio managers with an average of 24 years of experience. CEP, as Subadvisor to the Funds, has been subject to periodic compliance reviews by the Manager, the results of which are reported to the Board at regular meetings. The Trustees also took into account the financial condition of CEP with respect to its ability to provide the services required under the New Subadvisory Agreement.

Performance

The Trustees noted that CEP has served as a Subadvisor to each Fund since December 2000 and that the same personnel would continue to serve as portfolio managers to the Mid-Cap Fund and to the equity portion of the Balanced Fund. The Trustees reviewed biographical information on portfolio management and other professional staff with respect to the fixed income portion of the Balanced Fund. They considered the Funds’ performance during relevant time periods as compared to each Fund’s Peer Group and also noted that the Trustees historically have reviewed on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and Investment Strategy. The Trustees reviewed information that indicated that the Mid-Cap Fund’s performance for the 1-year, 3-year and 5-year periods ended September 30, 2006 was below, below and above the median performance of its peer group, respectively.

The Trustees also reviewed information that indicated that the Balanced Fund’s Performance for the 1-year, 3-year and 5-year periods ended September 30, 2006 was above the median performance of its Peer Group for those periods. The Trustees concluded that each Fund’s performance has been reasonable in light of all factors considered.

Subadvisory Fees and Profitability

In considering the reasonableness of the fee payable by the Manager to CEP the Trustees reviewed information provided by CEP regarding the cost to CEP of providing subadvisory services to the Funds and the resulting profitability from such relationships, and noted that, because the Manager would be an affiliate of CEP’s following the Acquisition, such profitability might be directly or indirectly shared by the Manager. In addition, the Trustees evaluated other potential benefits of the subadvisory relationships to the Manager, including, among others, the indirect benefits that the Manager may receive from CEP’s relationship with the Funds, including any so-called “fallout benefits” to the Manager, such as reputational value derived from CEP’s serving as Subadvisor to the Funds, each of which will bear CEP’s name if the New Subadvisory Agreement is approved.

In addition, the Trustees noted that the subadvisory fees are paid by the Manager out of its advisory fee, and further noted that, because of this, the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect such economies of scale were not material factors in the Trustees’ deliberations with respect to the New Subadvisory Agreement.

After consideration of the foregoing factors, the Trustees reached the following conclusions regarding the New Subadvisory Agreement, among others: (a) CEP is qualified to manage each Fund’s assets in accordance with each Fund’s investment objective and policies; (b) CEP maintains appropriate compliance programs; (c) each Fund’s performance has been reasonable in relation to the performance of relevant indices and funds with similar investment objectives; and (d) the Funds’ subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by CEP.

Based on the foregoing, the Trustees, including a majority of the Independent Trustees, concluded that the approval of the New Subadvisory Agreement is in the interests of the Funds and their shareholders.

Required Vote

Approval of Proposal 1 will require the approval of the majority of the outstanding shares of the Mid-Cap Fund and approval of Proposal 2 will require the approval of a majority of the outstanding shares of the Balanced Fund. In each case, a majority of the outstanding shares means the affirmative vote of the lesser of (1) 67% of the shares of the applicable Fund that are present at the Meeting, if the holders of more than 50% of the shares of the Fund outstanding as of the Record Date are present or represented by proxy at the Meeting, or (2) more than 50% of the shares of the applicable Fund outstanding on the Record Date. If the vote required to approve a Proposal is not obtained from a Fund, the New Subadvisory Agreement between the Manager and CEP will not be approved, and the Trustees will consider what other actions to take in the best interests of the Fund. The adoption of either Proposal 1 or Proposal 2 is not contingent on the adoption of the other Proposal.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE

MID-CAP FUND VOTE FOR APPROVAL OF PROPOSAL 1.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE

BALANCED FUND VOTE FOR APPROVAL OF PROPOSAL 2.

ADDITIONAL INFORMATION

Solicitation of Proxies

Representatives of the Manager may solicit proxies by telephone, letter or personally and will receive no additional compensation for these services. The Trust may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by AMG for their reasonable expenses in sending proxy material to beneficial owners of shares of the Funds. The cost of preparing, printing and mailing the enclosed proxy card and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or facsimile will be paid by AMG and not the Funds.

Computershare Fund Services (“CFS”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $15,000, plus expenses. As the Meeting date approaches, certain shareholders of each Fund may receive a telephone call from a representative of CFS if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the CFS representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the CFS representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to CFS, then the CFS representative has the responsibility to explain the process, read the Proposal listed on the proxy card and ask for the shareholder’s instructions on the Proposal. Although the CFS representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. CFS will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call CFS immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting and does not wish to authorize the execution of a proxy by telephone, mail, facsimile or internet, the shareholder may vote at the Meeting in person.

If you require additional information regarding the proxy or replacement proxy cards, please call CFS toll free at (866) 905-8143. Any proxy given by a shareholder, whether in writing, by telephone or the internet, is revocable until voted at the Meeting.

Financial Information

The Funds’ most recent Annual Reports and Semi-Annual Reports are available upon request, without charge, by writing to Managers Investment Group LLC, 800 Connecticut Avenue, Norwalk, Connecticut 06854, or by calling 1-800-548-4539, or on the Funds’ website at www.managersinvest.com.

Principal Holders and Management Ownership

The total number of shares outstanding of each Fund and information concerning the shareholders who were known to be the owners of more than 5% of the outstanding shares of each class of the Funds, each as of the Record Date, is set forth below.

Mid-Cap Fund

Class A

Total Number of Shares Outstanding: 628,604.094

Name and Address	Number of Shares	Percentage
Merrill Lynch, Jacksonville FL	384,827	61.22%
Charles Schwab, San Francisco CA	46,305	7.37%

Class B

Total Number of Shares Outstanding: 812,176.666

Name and Address	Number of Shares	Percentage
Merrill Lynch, Jacksonville FL	462,938	57.00%

Class C

Total Number of Shares Outstanding: 851,497.002

Name and Address	Number of Shares	Percentage
Merrill Lynch, Jacksonville FL	673,228	79.06%

Institutional Class

Total Number of Shares Outstanding: 3,637,134.223

Name and Address	Number of Shares	Percentage
Prudential Retirement, Carmel IN	3,240,930	89.11%
NA Bank & CO, Tulsa OK	214,563	5.90%

Balanced Fund

Class A

Total Number of Shares Outstanding: 150,602.098

Name and Address	Number of Shares	Percentage
Merrill Lynch, Jacksonville FL	62,203	41.30%
Charles Schwab, San Francisco CA	20,131	13.37%
NFS LLC, New York NY	13,213	8.77%

Class B

Total Number of Shares Outstanding: 671,179.393

Name and Address	Number of Shares	Percentage
Merrill Lynch Jacksonville FL	481,004	71.67%

Class C

Total Number of Shares Outstanding: 350,980.541

Name and Address	Number of Shares	Percentage
Merrill Lynch Jacksonville FL	276,202	78.69%

Institutional Class

Total Number of Shares Outstanding: 592,266.927

Name and Address	Number of Shares	Percentage
Prudential Retirement, Carmel IN	554,104	93.56%

Except as noted above, the Trust did not know of any person who, as of the Record Date, beneficially owned more than 5% of the outstanding shares of the Funds.

As of the Record Date, all management personnel (i.e., Trustees and Officers of the Trust) as a group owned beneficially less than 1% of the outstanding shares of each of the Funds.

Since the beginning of fiscal year 2006, no Trustee has purchased or sold securities of the Manager, CEP or any of their respective parents and subsidiaries exceeding 1% of the outstanding securities of any class of securities issued by the Manager, CEP or any of their respective parents or subsidiaries.

Shareholder Proposals

The Trust does not hold regularly scheduled meetings of the shareholders of the Funds. Any shareholder desiring to present a proposal for inclusion at the meeting of shareholders next following this Meeting should submit such proposal to the Trust at a reasonable time before the solicitation is made.

Other Matters to Come Before the Meeting

The Board of Trustees knows of no business other than that specifically mentioned in the Notice of Special Meeting of Shareholders that will be presented or considered at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their judgment and discretion.

THE TRUSTEES RECOMMEND APPROVAL OF THE PROPOSALS. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PROPOSALS.

January 8, 2007

By Order of the Trustees,

/s/ Christine C. Carsman
Christine C. Carsman Secretary

EXHIBIT A

FORM OF NEW SUBADVISORY AGREEMENT

SUBADVISORY AGREEMENT

AGREEMENT made as of the ________th day of __________, 2007, between MANAGERS INVESTMENT GROUP LLC, a limited liability company organized under the laws of the state of Delaware and having its principal place of business in Norwalk, Connecticut (the “Adviser”) and Chicago Equity Partners, LLC, a limited liability company organized under the laws of the State of ______________________ and having its principal place of business at_________________________________ (the “Subadvisor”).

WHEREAS, the Adviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Subadvisor is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Advisers Act; and

WHEREAS, MANAGERS TRUST II, a Massachusetts business trust (the “Trust”), engages in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Trust currently offers shares in the Managers AMG Chicago Equity Partners Balanced Fund and Managers AMG Chicago Equity Partners Mid-Cap Fund, each a series of the Trust (together, the “Funds”); and

WHEREAS, pursuant to an Investment Management Agreement, dated as of August 1, 2000, between the Trust and the Adviser (the “Advisory Agreement”), the Adviser is required to perform investment advisory services for the Funds.

NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1. APPOINTMENT OF SUBADVISOR.

(a) The Funds. The Adviser hereby employs the Subadvisor to provide investment advisory services to the Funds for the period and on the terms herein set forth. The Subadvisor accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

(b) Additional Funds. In the event that the Trust establishes one or more series of shares other than the Funds with respect to which the Adviser desires to retain the Subadvisor to render investment advisory services hereunder, the Adviser shall so notify the Subadvisor in writing, indicating the advisory fee to be payable with respect to the additional series of shares. If the Subadvisor is willing to render such services on the terms provided for herein, it shall so notify the Adviser in writing, whereupon such series shall become a Fund hereunder.

2. DUTIES OF ADVISER AND SUBADVISOR.

(i) Delivery of Documents. The Adviser has furnished the Subadvisor with true copies of each of the following:

(a) The Trust’s Amended and Restated Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts and all amendments and supplements thereto (such Amended and Restated Declaration of Trust, as presently in effect and as it shall from time to time be amended or supplemented, is herein called the “Declaration”);

(b) The Trust’s By-Laws and amendments and supplements thereto (such By-Laws, as presently in effect and as it shall from time to time be amended and supplemented, is herein called the “By-Laws”);

(c) Resolutions of the Trust’s Board of Trustees authorizing the appointment of the Adviser and Subadvisor and approving the Advisory Agreement and this Agreement and copies of the minutes of the initial meeting of shareholders of each Fund;

(d) The Trust’s Registration Statement on Form N-1A under the Securities Act of 1933 as amended (the “1933 Act”) and the 1940 Act (File Nos. 033-43089 and 811-06431) with respect to the Funds as filed with the Securities and Exchange Commission on May 1, 2006, and all amendments thereto (the “Registration Statement”);

(e) The most recent prospectus (such prospectus, as in effect from time to time and all amendments and supplements thereto are herein called the “Prospectus”) of the Funds;

(f) All resolutions of the Board of Trustees of the Trust pertaining to the objectives, investment policies and investment restrictions of the Funds; and

(g) Copies of the executed Advisory Agreement between the Trust and the Adviser relating to the Funds.

The Adviser will furnish the Subadvisor from time to time with copies of all amendments of or supplements to items (a), (b), (c), (e), (f) and (g) to the extent such amendments or supplements relate to or affect the obligations of the

Subadvisor hereunder with respect to a Fund or any other series of the Trust that hereafter becomes a Fund hereunder.

(ii) The Subadvisor, at its own expense, shall furnish the following services to the Trust:

(a) Investment Program. The Subadvisor is hereby authorized and directed and hereby agrees, subject to the stated investment objective and policies of each Fund as set forth in the Trust’s current Registration Statement and subject to the supervision of the Adviser and the Board of Trustees of the Trust, to (i) develop and furnish continuously an investment program and strategy for each Fund in compliance with that Fund’s investment objective and policies as set forth in the Trust’s current Registration Statement, (ii) provide research and analysis relative to the investment program and investments of each Fund, (iii) determine (subject to the overall supervision of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by each Fund and what portion, if any, of the assets of each Fund shall be held in cash or cash equivalents, and (iv) make changes on behalf of the Trust in the investments of each Fund. In accordance with paragraph 2(ii)(b), the Subadvisor shall arrange for the placing of all orders for the purchase and sale of securities and other investments for each Fund’s account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or transactions. The Subadvisor will make its officers and employees available to meet with the Adviser’s officers and directors on due notice at reasonable times to review the investments and investment program of each Fund in the light of current and prospective economic and market conditions.

In the performance of its duties hereunder, the Subadvisor is and shall be an independent contractor and except as expressly provided for herein or otherwise expressly provided or authorized shall have no authority to act for or represent any Fund or the Trust in any way or otherwise be deemed to be an agent of any Fund, the Trust or of the Adviser. If any occasion should arise in which the Subadvisor gives any advice to its clients concerning the shares of a Fund, the Subadvisor will act solely as investment counsel for such clients and not in any way on behalf of the Trust or any Fund.

(b) Portfolio Transactions. In connection with the management of the investment and reinvestment of each Fund, the Subadvisor, acting by its own officers, directors or employees or by a duly authorized subcontractor, is authorized to select the broker or dealers that will execute purchase and sale transactions for the Trust.

In executing portfolio transactions and selecting brokers or dealers, if any, the Subadvisor will use its best efforts to seek on behalf of a Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Subadvisor shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, the Subadvisor may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Subadvisor with respect to Fund and/or other accounts over which the Subadvisor exercises investment discretion. The Subadvisor may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Subadvisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided.

The Subadvisor may buy securities for a Fund at the same time it is selling such securities for another client account and may sell securities for a Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, the Subadvisor may effectuate cross transactions between a Fund and such other account if it deems this to be advantageous. The Subadvisor also may cause a Fund to enter into other types of investment transactions (e.g., a long position on a particular securities index) at the same time it is causing other client accounts to take opposite economic positions (e.g., a short position on the same index).

On occasions when the Subadvisor deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients, the Subadvisor, to the extent permitted by applicable laws and regulations, and in compliance with such procedures of the Trust as may be in effect from time to time, may aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the subject Fund and to such clients.

The Subadvisor will advise the Funds’ custodian or such depository or agents as may be designated by the custodian and the Adviser promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date and the identity of the effecting broker or dealer. The Subadvisor shall not have possession or custody of any Fund investments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon the Subadvisor giving proper instructions to the custodian, the Subadvisor shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

The Subadvisor shall, upon due notice from the Adviser, provide such periodic and special reports describing any such research, advice or other services received and the incremental commissions, net price or other consideration to which they relate.

Notwithstanding the foregoing, the Subadvisor agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transactions on behalf of the Funds may not be effected, including, without limitation, brokers or dealers affiliated with the Adviser. The Subadvisor shall refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker or dealer on behalf of the Fund, unless and until the written approval of the Adviser to do so is obtained, but the Subadvisor shall not be liable to the Fund for so acting. In addition, the Subadvisor agrees that it shall not direct portfolio transactions for the Fund through any broker or dealer that is an “affiliated person” of the Subadvisor (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Securities and Exchange Commission) without the prior written approval of the Adviser and in no event shall the Subadvisor direct portfolio transactions on behalf of the Fund to any broker/dealer in recognition of sales of shares of any investment company or receipt of research or other service without prior written approval of the Adviser. The Adviser agrees that it will provide the Subadvisor with a list of brokers and dealers that are “affiliated persons” of the Funds.

(c) Reports. The Subadvisor shall render to the Board of Trustees of the Trust such periodic and special reports as the Board of Trustees may request with respect to matters relating to the duties of the Subadvisor set forth herein.

3. SUBADVISORY FEE.

For the services to be provided by the Subadvisor as provided in Paragraph 2 hereof, the Adviser shall pay to the Subadvisor an annual fee as set forth on Schedule A to this Agreement.

In the case of commencement or termination of this Agreement with respect to any Fund during any calendar month, the fee with respect to such Fund for that month shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed using the average daily net assets of such Fund for the days during which it is in effect.

4. EXPENSES.

During the term of this Agreement, the Subadvisor will bear all expenses incurred by it in the performance of its duties hereunder, other than those expenses specifically assumed by the Trust hereunder. The Trust shall assume and shall pay (i) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which any Fund is a party, and (ii) interest on borrowed money, if any. In addition to these expenses, the Trust shall pay all brokers’ and underwriting commissions chargeable to the Trust in connection with the securities transactions to which any Fund is a party.

5. COMPLIANCE WITH APPLICABLE REGULATIONS.

In performing its duties hereunder, the Subadvisor

(i) shall establish compliance procedures (copies of which shall be provided to the Adviser, and shall be subject to review and approval by the Adviser) reasonably calculated to ensure compliance at all times with: all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder; Subchapter M of the Internal Revenue Code of 1986, as amended; the provisions of the Registration Statement; the provisions of the Declaration and the By-Laws of the Trust, as the same may be amended from time to time; and any other applicable provisions of state, federal or foreign law.

(ii) acknowledges that the Trust has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that the Subadvisor and certain of its employees, officers and directors may be subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish, and shall cause its employees, officers and directors to furnish, to the Adviser and/or to the Trust, all reports and information required to be provided under such code of ethics with respect to such persons.

(iii) agrees that it will maintain for the Trust all and only such records as required under Rules 31a-1 and 31a-2 under the 1940 Act in respect to its services hereunder and that such records are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request all in accordance with Rule 31a-3 under the 1940 Act.

6. LIABILITY OF SUBADVISOR; INDEMNIFICATION.

Neither the Subadvisor nor the officers, directors, employees, agents, or legal representatives (collectively, “Related Persons”) of the Subadvisor shall be liable for any error of judgment or mistake of law, or for any loss suffered by any Fund or its shareholders in connection with the matters to which this Agreement relates; provided that, except as set forth in the succeeding paragraph, no provision of this Agreement shall be deemed to protect the Subadvisor or its Related Persons against any liability to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence or the reckless disregard of the Subadvisor’s obligations and duties (each of which is hereby referred to as a “Culpable Act”) under this Agreement.

Neither the Subadvisor nor its Related Persons shall be liable for any error of judgment or mistake of law, or for any loss suffered by the Adviser or its Related Persons in connection with the matters to which this Agreement relates; provided that this provision shall not be deemed to protect the Subadvisor or its Related Persons against any liability to which it might otherwise be subject by reason of any Culpable Act by the Subadvisor or its Related Persons.

The Adviser shall indemnify the Subadvisor and its Related Persons and hold them harmless from and against any and all actions, suits or claims whether groundless or meritorious and from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities (collectively, “Damages”) arising directly or indirectly out of or in connection with the performance of services by the Subadvisor or its Related Persons hereunder to the extent such Damages result from any Culpable Act of the Adviser or any Related Person of the Adviser.

The Subadvisor shall indemnify the Adviser and its Related Persons from and against any Damages arising directly or indirectly out of or in connection with the performance of services by the Adviser or its Related Persons under this Agreement or the Advisory Agreement, in each case, to the extent such Damages result from any Culpable Act of the Subadvisor or any of its Related Persons.

7. REPRESENTATIONS AND WARRANTIES.

(a) Adviser. The Adviser represents and warrants to the Subadvisor that (i) the retention of the Subadvisor by the Adviser as contemplated by this Agreement is authorized by the respective governing documents of the Trust and the Adviser; (ii) the execution, delivery and performance of each of this Agreement and the Advisory Agreement does not violate any obligation by which the Trust or the Adviser or their respective property is bound, whether arising by contract, operation of law or otherwise; and (iii) each of this Agreement and the Advisory Agreement has been duly authorized by appropriate action of the Trust and the Adviser and when executed and delivered by the Adviser will be the legal, valid and binding obligation of the Trust and the Adviser, enforceable against the Trust and Adviser in accordance with its terms hereof subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

(b) Subadvisor. The Subadvisor represents and warrants to the Adviser that (i) the retention of the Subadvisor by the Adviser as contemplated by this Agreement is authorized by the Subadvisor’s governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Subadvisor or its property is bound, whether arising by contract, operation of law or otherwise; and (iii) this Agreement has been duly authorized by appropriate action of the Subadvisor and when executed and delivered by the Subadvisor will be the legal, valid and binding obligation of the Subadvisor, enforceable against the Subadvisor in accordance with its terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

8. DURATION AND TERMINATION OF THIS AGREEMENT.

(a) Duration. This Agreement shall become effective with respect to the Managers AMG Chicago Equity Partners Balanced Fund and Managers AMG Chicago Equity Partners Mid-Cap Fund on ________________________ (the “Effective Date”) and, with respect to any additional Fund, on the date of receipt by the Adviser of notice from the Subadvisor in accordance with Paragraph 1(b) hereof that the Subadvisor is willing to serve as Subadvisor with respect to each such Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the Effective Date with respect to each Fund and, with respect to each additional Fund, for two years from the date on which such Fund becomes a Fund hereunder. Subsequent to such initial periods of effectiveness, this Agreement shall continue in full force and effect for periods of one year thereafter with respect to each Fund so long as such continuance with respect to any such Fund is approved at least annually (a) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund, and (b) in either event, by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(b) Amendment. This Agreement may be amended by agreement of the parties, provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement cast in person at a meeting called for that purpose, and by the holders of a majority of the outstanding voting securities of the Trust.

(c) Termination. This Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, (i) by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, (ii) by the Adviser, or (iii) by the Subadvisor, in each case on sixty (60) days’ prior written notice to the other party. Upon the effective date of termination of this Agreement, the Subadvisor shall deliver all books and records of the Trust or any Fund held by it (i) to such entity as the Trust may designate as a successor, or (ii) to the Adviser.

(d) Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act). The Subadvisor shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether as assignment under the Act will occur, and to take the steps necessary to enter into a new contract with the Subadvisor or such other steps as the Trustees of the Trust may deem appropriate.

(e) Approval, Amendment or Termination by Individual Fund. Any approval, amendment or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

9. SERVICES NOT EXCLUSIVE.

The services of the Subadvisor to the Adviser in connection with the Funds hereunder are not to be deemed exclusive, and the Subadvisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by the Subadvisor to assist in the performance of its duties hereunder will not devote their full time to such services and nothing hereunder contained shall be deemed to limit or restrict the right of the Subadvisor to engage in or devote time and attention to other businesses or to render services of whatever kind or nature.

10. RESERVATION OF NAME.

The parties hereby acknowledge that Managers Investment Group LLC has reserved the right to grant the nonexclusive use of the name “Managers” or any derivative thereof to any other investment company, investment adviser, distributor or other business enterprise, and to withdraw from the Trust the use of the name “Managers.” The name “Managers” will continue to be used by the Trust so long as such use is mutually agreeable to Managers Investment Group LLC and the Trust. The Subadvisor and the Trust acknowledge that the Trust shall cease using the name “Managers” as a part of the Trust’s name and that the Subadvisor, the Trust or any Fund, or any of their affiliates, shall not promote the Trust or any Fund or conduct the business of the Trust or any Fund in any way in such name if this Agreement is terminated for any reason and the Adviser does not expressly consent in writing to such use of the name “Managers.” Future names adopted by the Trust for itself or any Fund, insofar as such names include identifying words requiring the consent of the Adviser, shall be the property of the Adviser and shall be subject to the same terms and conditions.

11. MISCELLANEOUS.

(a) Notices. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

The Adviser:	Managers Investment Group LLC 800 Connecticut Avenue Norwalk, Connecticut 06854 Facsimile No.: 203-299-3580 Attention: F. Michael Gozzillo

Subadvisor:	Chicago Equity Partners, LLC _________________________________ _________________________________ _________________________________ _________________________________

(b) Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

(c) Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

(d) Counterparties. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e) Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act when applicable.

IN WITNESS WHEREOF, the Adviser and the Subadvisor have caused this Agreement to be executed as of the date first set forth above.

MANAGERS INVESTMENT GROUP LLC

By:
Name: Title:

CHICAGO EQUITY PARTNERS, LLC

By:
Name: Title:

Acknowledged and agreed to as of the date first set forth above with respect to the Trust’s obligations under Paragraph 10 of this Agreement.

MANAGERS TRUST II

By:
Name: Title:

SCHEDULE A

Managers AMG Chicago Equity Partners Balanced Fund and Managers AMG Chicago Equity Partners Mid-Cap Fund

The Adviser shall pay to the Subadvisor an annual gross investment Subadvisory fee equal to 0.28% of the average daily net assets of the Managers AMG Chicago Equity Partners Balanced Fund. The Adviser shall pay to the Subadvisor an annual gross investment Subadvisory fee equal to 0.30% of the average daily net assets of the Managers AMG Chicago Equity Partners Mid-Cap Fund. Each such fee shall be accrued daily and paid as soon as practical after the last day of each calendar month.

The Subadvisor may voluntarily waive all or a portion of the Subadvisory fee payable from time to time hereunder. The Adviser agrees that, during any period in which the Subadvisor has voluntarily waived all or a portion of the subadvisory fee hereunder, if requested by the Subadvisor, the Adviser will waive an equal amount (or such lesser amount as the Subadvisor may request) of the advisory fee payable by the Trust to the Adviser with respect to the Fund under the Advisory Agreement.

The Subadvisor agrees that, during any period in which the Adviser has waived all or a portion of the advisory fee payable by the Trust to the Adviser under the Advisory Agreement with respect to the Fund, if requested by the Adviser, the Subadvisor will waive a pro rata share (or such lesser share as the Adviser may request) of the subadvisory fee payable hereunder with respect to the Fund, such that the amount waived by the Subadvisor shall bear the same ratio to the total amount of the subadvisory fees payable hereunder with respect to the Fund as the amount waived by the Adviser bears to all fees payable to the Adviser under the Advisory Agreement with respect to the Fund.

The Adviser agrees that, in addition to any amounts otherwise payable to the Subadvisor with respect to the Fund hereunder, the Adviser shall pay the Subadvisor all amounts previously waived by the Subadvisor to the extent that such amounts are subsequently paid by the Trust to the Adviser, it being further agreed that, with respect to any such amounts subsequently paid by the Trust to the Adviser, the amount to be paid by the Adviser to the Subadvisor shall bear the same ratio to the total amount paid by the Trust as the total amount previously waived by the Subadvisor bears to the total amount of the fees previously waived by the Adviser under the Advisory Agreement with respect to the Fund.

The Subadvisor agrees that, during any period in which the Adviser has agreed to pay or reimburse the Trust for expenses of the Fund, if requested by the Adviser, the Subadvisor shall pay or reimburse the Trust for the entire amount of all such expenses of the Fund (or such lesser amount as the Adviser may request). The Adviser agrees that, in addition to any amounts otherwise payable to the Subadvisor with respect to the Fund hereunder, the Adviser shall pay the Subadvisor all amounts previously paid or reimbursed by the Subadvisor to the extent that such amounts are subsequently paid by the Trust to the Adviser.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

3 EASY WAYS TO GIVE VOTING INSTRUCTIONS Vote by Touch-Tone Phone, or via the Internet, or by Mail

PHONE: To vote by phone call toll-free 1-866-241-6192 and follow the recorded instructions.

INTERNET: Vote on the Internet at https://vote.proxy-direct.com and follow the on-line instructions.

MAIL: Return your marked, signed and dated proxy card in the accompanying envelope which requires no postage if mailed in the United States.

If you vote by Telephone or Internet, do not mail back this proxy card.

Please detach at perforation before mailing.

MANAGERS MID-CAP FUND MANAGERS BALANCED FUND SPECIAL MEETING OF SHAREHOLDERS – FEBRUARY 26, 2007 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
800 Connecticut Avenue Norwalk, CT 06854

The undersigned hereby appoints Donald S. Rumery and Christine C. Carsman, as proxies, with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designed on the other side, all the shares of Managers Mid-Cap Fund and Managers Balanced Fund, each a series of Managers Trust II, standing in the name of the undersigned with all powers which the undersigned would possess if present at the Special Meeting of Shareholders to be held February 26, 2007 at 10:00 a.m. or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXIES WILL VOTE SHARES REPRESENTED BY THIS PROXY FOR THE PROPOSAL LISTED ON THE REVERSE SIDE AND WILL VOTE IN THEIR DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THIS MEETING. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192
999 99999 999 999
Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporation name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [Please sign within box]	Date

Signature (Joint Owners)	Date

17270_MGR

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

Please detach at perforation before mailing.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.

PLEASE MARK VOTES AS IN THIS EXAMPLE: ■

The Board of Trustees recommends a vote FOR the Proposals.

Shareholders of Managers Mid-Cap Fund

		FOR	AGAINST	ABSTAIN
Proposal 1.	To approve a Subadvisory Agreement between Managers Investment Group LLC and Chicago Equity Partners, LLC with respect to Managers Mid-Cap Fund.	☐	☐	☐

Shareholders of Managers Balanced Fund		FOR	AGAINST	ABSTAIN
Proposal 2.	To approve a Subadvisory Agreement between Managers Investment Group LLC and Chicago Equity Partners, LLC with respect to Managers Balanced Fund.	☐	☐	☐

17270_MGR

IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING.